Schedule of Investments (unaudited) July 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF (Percentages shown are based on Net Assets)

Security	Shares	Value

Investment Companies

Exchange-Traded Funds — 95.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	46,998	$5,315,004

Total Investment Companies — 95.0% (Cost: $5,178,467)		5,315,004

Total Investments in Securities — 95.0% (Cost: $5,178,467)		5,315,004

Other Assets, Less Liabilities — 5.0%		281,930

Net Assets — 100.0%		$5,596,934

(a)	Affiliate of the Fund.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the period ended July 31, 2020, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/19	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/20	Shares Held at 07/31/20	Income	Capital Gain Distributions from Underlying Funds
BlackRock Cash Funds: Treasury, SL Agency Shares(a)	$89,000	$—	$(89,000	)(b)	$—	$—	$—	—	$1,126	$—
iShares J.P. Morgan USD Emerging Markets Bond ETF	7,023,093	101,308	(1,812,200)		74,940	(72,137)	5,315,004	46,998	192,925	—

					$74,940	$(72,137)	$5,315,004		$194,051	$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Effective Date	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate(a)	Frequency
1.17%	Semi-annual	0.25%	Quarterly	N/A	12/08/21	$(1,438)	$(18,776)	$(1,869)	$(16,907)
2.38	Semi-annual	0.25	Quarterly	N/A	01/12/23	(377)	(20,281)	(17,383)	(2,898)
2.46	Semi-annual	0.25	Quarterly	N/A	01/12/25	(890)	(88,379)	(23,367)	(65,012)
1.44	Semi-annual	0.25	Quarterly	N/A	12/08/26	(1)	(70)	15	(85)
3.25	Semi-annual	0.25	Quarterly	N/A	10/18/28	(1,119)	(256,291)	(78,838)	(177,453)
0.77	Semi-annual	0.25	Quarterly	N/A	04/01/30	(486)	(12,097)	(5,092)	(7,005)
2.34	Semi-annual	0.25	Quarterly	N/A	12/08/36	(372)	(96,862)	(12,487)	(84,375)
2.41	Semi-annual	0.25	Quarterly	N/A	06/19/37	(14)	(3,903)	(931)	(2,972)
0.86	Semi-annual	0.25	Quarterly	N/A	03/30/45	(198)	(4,174)	4,651	(8,825)
1.77	Semi-annual	0.25	Quarterly	N/A	12/08/46	(5)	(1,107)	967	(2,074)
3.33	Semi-annual	0.25	Quarterly	N/A	10/24/48	(258)	(173,917)	(102,574)	(71,343)
0.87	Semi-annual	0.25	Quarterly	N/A	03/30/50	(105)	(2,814)	3,722	(6,536)

							$(678,671)	$(233,186)	$(445,485)

(a)	Represents 3-month LIBOR. Rate shown is the rate in effect as of period-end.

Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to a recently published shareholder report. Shareholder reports are available on the Fund’s website at iShares.com and on the U.S. Securities and Exchange Commission website at sec.gov.

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Schedule of Investments (unaudited) (continued) July 31, 2020	iShares® Interest Rate Hedged Emerging Markets Bond ETF

Fair Value Measurements (continued)

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of July 31, 2020. The breakdown of the Fund’s investments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Investments
Assets
Investment Companies	$5,315,004	$—	$—	$5,315,004

Derivative financial instruments(a)
Liabilities
Swaps	$—	$(445,485)	$—	$(445,485)

(a)	Shown at the unrealized appreciation (depreciation) on the contracts.

Portfolio Abbreviations — Fixed Income

LIBOR	London Interbank Offered Rate

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